UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

April 8, 2016
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Delphi Automotive PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road Hoath Way Gillingham, Kent ME8 0RU United Kingdom
(Address of Principal Executive Offices)(Zip Code)
(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On April 13, 2016 senior executives of Delphi Automotive PLC (the “Company”) presented to investors and securities analysts at the Company's 2016 Investor Update in London, England. Their presentations included a discussion of the Company’s strategy, financial profile and related matters, including certain financial information. In connection with such presentations, the Company is making available the strategic and financial overview presentation slides attached hereto as Exhibit 99.1, which are incorporated herein by reference. The presentations, as well as all presentation material from the 2016 Investor Update, are also available on the Company’s website at delphi.com.
The information in this Item 2.02 and Item 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.

Item 7.01	Regulation FD Disclosure.
See “Item 2.02. Results of Operations and Financial Condition” above.

Item 8.01	Other Events.

New Share Repurchase Program
Also on April 13, 2016, the Company announced that its Board of Directors has authorized a new share repurchase program of up to $1.5 billion of its outstanding ordinary shares. This share repurchase program provides for share purchases in the open market or in privately negotiated transactions, depending on share price, market conditions and other factors, as determined by the Company, up to the $1.5 billion limit. This program will commence following the completion of the Company's previous share repurchase program.
U.S. Internal Revenue Service Review Concludes Section 7874(b) Does Not Apply to Delphi
As previously disclosed, on June 24, 2014, the Internal Revenue Service (the “IRS”) issued a Notice of Proposed Adjustment (the “NOPA”) asserting that it believed Section 7874(b) of the Internal Revenue Code applied to Delphi Automotive LLP, a wholly-owned subsidiary of Delphi Automotive PLC (together, “Delphi” and “we”), in which case both Delphi Automotive LLP and Delphi Automotive PLC would have been treated as domestic corporations for U.S. federal income tax purposes retroactive to October 6, 2009. If Delphi Automotive LLP and Delphi Automotive PLC were treated as domestic corporations for U.S. federal income tax purposes, we would have been subject to U.S. federal income tax on our worldwide taxable income. Delphi contested the conclusions reached in the NOPA through the IRS's administrative appeals process.
On April 8, 2016, the IRS Office of Appeals issued fully-executed Forms 870-AD, concluding that Section 7874(b) does not apply to Delphi, and therefore no adjustments for the tax years subject to the appeals process (2009 and 2010) are necessary. Consistent with the IRS’s determination and conclusion related to this matter, Delphi Automotive PLC will continue to prepare and file its financial statements and tax filings on the basis of being a UK tax-resident.

Item 9.01	Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit
Number	Description

99.1	Presentation slides from the Company's strategic and financial overview presentations at its 2016 Investor Update on April 13, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 13, 2016	DELPHI AUTOMOTIVE PLC

		By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Presentation slides from the Company's strategic and financial overview presentations at its 2016 Investor Update on April 13, 2016

4